SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                      0-26483                 94-3236309
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of organization)                                      incorporation or
                                                          Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
Auditor Report or Completed Interim Review.

      (a) As previously reported in VaxGen, Inc.'s Current Report on Form 8-K filed May 18, 2004, the Company, with the assistance of independent accounting and legal advisors, conducted a review of its revenue recognition policy with respect to certain contracts, most of which are with the National Institute of Allergy and Infectious Diseases ("NIAID"). The Company was examining whether it should recognize revenue from these and other similar contracts as it incurs costs relating to those contracts.

      On July 19, 2004, the Company's Audit Committee and Management determined to adopt a revised revenue recognition policy with respect to the NIAID contracts and other similar contracts. As a result of the new policy, the Company intends to restate its financial statements for the years ended December 31, 2003 and 2002. The restatement will require VaxGen's independent auditors to reaudit financial results for fiscal years 2003, 2002 and 2001. Therefore, annual and quarterly reports previously filed with the Securities and Exchange Commission for those periods should not be relied upon.

      Both the Company's Audit Committee and the Company's Management have discussed with the Company's independent registered public accounting firm the matters discussed in this Current Report on Form 8-K/A.

      (b) As previously reported in VaxGen, Inc.'s Current Report on Form 8-K filed July 22, 2004, on July 20, 2004, the Company's former independent registered public accounting firm, KPMG LLP ("KPMG"), advised the Company that because of the Company's announcement regarding restatement, it was KPMG's understanding that the Management representations previously provided in connection with the audit of the financial statements for the years ended December 31, 2003 and 2002 have been withdrawn. Accordingly, KPMG advised the Company that it could no longer continue to be associated with the Company's 2003 and 2002 financial statements and that their reports on the Company's 2003 and 2002 financial statements should no longer be relied upon. In addition, KPMG asked VaxGen to inform investors and others that they should not rely on the 2003 and 2002 financial statements and related reports.

      An authorized officer of the Company has discussed with KPMG and with the Company's current independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters disclosed in this Current Report on Form 8-K/A.

      The Company has provided a copy of the foregoing disclosure to KPMG and has requested KPMG to furnish an updated letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements made above by the Company. A copy of the letter from KPMG, dated November 10, 2004, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Letter, dated as of November 10, 2004, from KPMG LLP, the Registrant's former accountants, to the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VaxGen, Inc.
                                     (Registrant)

Dated:   November 19, 2004           By: /s/  James M. Cunha
                                        -----------------------------
                                          James M. Cunha
                                          Chief Financial Officer